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                                                                   Exhibit 10.55

                                 Amendment No. 2
                               Purchase Agreement

This Amendment No. 2 ("the Amendment") to the Purchase Agreement (the "Agreement") dated January 25, 2000 by and among Brocade Communications Systems, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., and having its principal place of business at 1745 Technology Drive, San Jose, California 95110 ("Brocade-US"), and Brocade Communications Switzerland SarL., a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de I'Aeroport, Case Postale 105 CH-1215 Geneva 15, Switzerland ("Brocade-Switzerland"), (collectively "SUPPLIER") and EMC Corporation, ("EMC"), a Massachusetts corporation, is made this 20 day of December 2002 by and between SUPPLIER and EMC and commences on the date accepted and executed by SUPPLIER("Effective Date"). [*]

WHEREAS, the parties wish to amend the Agreement so as to 1) modify the responsibility of SUPPLIER 2) define the process for Forecasts, Purchase Orders,
3) modify certain change order terms, 4) modify the assignment terms and 7) add new Products and pricing for these Products.

NOW THEREFORE, IN CONSIDERATION OF THE ABOVE AND THE OTHER RESPECTIVE PROMISES OF THE PARTIES SET FORTH HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

1)) Add: Section 1.8, the following new definition is added as Section 1.8:

"SUPPLIER Fiscal Year" means the fiscal year for SUPPLIER, which shall commence on the first day of the month of November and conclude on the last day of October.

2)) Add: Section 1.9, "Qualified Product" means the Brocade Product that has been shipped to EMC in compliance with the EMC configuration of such Products. Qualified Products may include but are not limited to those EMC products that are made generally available. The parties agreed that general availability is not a condition of precedent for the products to be considered Qualified Products(s).

3)) Section 3.1 of the Agreement is hereby amended and replaced by the following:

3.1 Subject to the provisions of subsection 3.2, 3.3, 3.4, 3.5 and 3.6, the initial term of this Agreement commences on the Effective Date and continues in effect for a period of two (2) years, unless sooner terminated pursuant to the termination provisions in this Agreement. Thereafter, this Agreement may be renewed upon mutual agreement for successive one (1) year terms, unless the Agreement is cancelled by either EMC or

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EMC/BROCADE CONFIDENTIAL

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SUPPLIER by notifying the other party in writing of its intent to do so at least
[*] prior to the end of the initial term or any renewal term.

4) Section 6.4 is replaced in its entirety with the following:

Payment terms for all Products sold to EMC by SUPPLIER shall be either net [*] or [*]% discount net [*] as the parties have agreed from [*]. Payment of an invoice shall not constitute or imply acceptance of the Product or relieve SUPPLIER of any obligations assumed under this Agreement, nor prevent EMC from asserting any other rights it may have under this Agreement. All payments are to be made to the following lock box:

         Brocade Communications Systems, Inc.
         [*]
         San Jose, CA 95161-9026

5) SECTION 7 OF THE AGREEMENT IS HEREBY AMENDED AN REPLACED BY THE FOLLOWING:

7.1 FORECASTS. EMC agrees to use commercially reasonable efforts to provide SUPPLIER with good faith [*] rolling forecasts for [*] of EMC's estimated Product(s) and Spare(s) purchase requirements. EMC's forecasts are for planning purposes only. EMC is under [*]and if EMC [*]quantities, EMC shall have[*](except as detailed in this Agreement) [*]unless otherwise agreed to [*]in writing. Accordingly, any commitments to buy are [*]as defined in Section 7.2 below and as detailed in this Agreement. SUPPLIER shall use [*] efforts to establish a supply line that results in sufficient material being available at the beginning of each [*] to support EMC's [*] rolling forecast. SUPPLIER shall respond [*] within [*] of [*] of EMC's forecast if it cannot support the requested quantities.

7.2 PURCHASE ORDERS. EMC shall submit a binding, written purchase order for all Product(s) and Spare(s) ordered from SUPPLIER. EMC may transmit purchase orders by facsimile and/or e-mail. Purchase orders shall specify part numbers, Product(s)and/or Spare(s) model numbers, quantity ordered, shipping destination, carrier, and delivery dates, which dates shall be no more than [*] from the date of [*]. SUPPLIER shall acknowledge in writing to EMC its receipt of such purchase order within [*] and acceptance or rejection of such purchase order within [*] of SUPPLIER's receipt of each purchase order. [*] If within [*] from SUPPLIER's receipt of a purchase order EMC does not receive written notice from SUPPLIER rejecting the purchase order and specifying the reasons for such rejection, the purchase order shall be deemed accepted by SUPPLIER. In the event of a conflict between the provisions of this Agreement and the terms and conditions of EMC's purchase order or SUPPLIER's order acknowledgment, the provisions of this Agreement shall prevail. Any additional terms contained in EMC's purchase orders or SUPPLIER's order acknowledgements shall not be binding unless accepted by

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EMC/BROCADE CONFIDENTIAL

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       the other party in writing. These purchase order terms may be modified per specific programs included for Products in Exhibit A.

7.3      LEAD-TIME, RESCHEDULING AND CANCELLATION.

                  7.3.1 LEAD-TIME. Lead-time for all Purchase Orders covered under this Agreement will be [*] from [*] In some cases, EMC may request delivery sooner than [*] lead-time stated herein. In such cases, SUPPLIER will make [*] effort to support these inside lead-time requests

                  7.3.2 RESCHEDULING. EMC shall have the right and ability to reschedule a purchase order [*]as long as the total quantity of each Product stated on the purchase order does not change within the SUPPLIER Fiscal Quarter. Reschedules that reduce the quantity of each Product on the purchase order within the current SUPPLIER Fiscal Quarter are restricted to the terms documented below.

--------------------------------------------------------------------------------
Request made X business days
before PO delivery date                     Reschedule quantity allowed*

[*] days                                    [*]

[*] days                                    [*]

*If any reschedule results in reductions to the PO quantities for the current SUPPLIER Fiscal Quarter, then EMC must reschedule such reduced quantities for delivery within [*] after the end of the current quarter unless product is cancelled..
--------------------------------------------------------------------------------

7.3.3 CANCELLATION. EMC shall have the right to cancel delivery of any purchase order by payment of the cancellation liability set forth below[*]SUPPLIER's consent, provided SUPPLIER receives EMC's written notice [*] prior to shipment. If no such notice is given and received, EMC is liable for the purchase orders.

--------------------------------------------------------------------------------
X business days prior to PO delivery date   EMC's liability

[*] days                                             [*]

[*] days                                             [*]

[*] days                                             [*]

FOOTNOTE: All material referenced in the cancellation section beyond [*] days is at [*]
--------------------------------------------------------------------------------

         7.4 PURCHASE ORDER NUMBERS. Purchase order numbers shall be referenced on all correspondence, invoicing, and packing slips relating to each order.

7)       Section 8.8, shall be replaced in its entirety with the following:

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EMC/BROCADE CONFIDENTIAL

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8.8      SUPPLIER will provide the following information about its Product in writing within [*] of receiving a written request from EMC: i) country of origin; ii) NAFTA

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EMC/BROCADE CONFIDENTIAL

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preference criteria as applicable; iii) harmonized scheduled tariff classification number; and iv) Export Control Classification Number ("ECCN").

8) Section 24.8 of the Agreement is hereby amended and replaced by the following:

24.8 ASSIGNMENT. Neither party may assign this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other, such consent not to be unreasonably withheld or delayed, provided that either party may withhold consent to assignment to a third party which the party reasonably believes is or is likely to be a competitor, for any reason or no reason. Notwithstanding the above, either party may assign this Agreement to a surviving entity in connection with any merger, acquisition or consolidation of not less than a majority ownership in the merged, acquired or consolidated company by the surviving entity. Any assignment of rights shall not work as a novation of obligations hereunder without written agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to OEM Purchase and License Agreement by their duly authorized representatives. Such execution of the Amendment may be in three counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

Executed and agreed to:                       Executed and agreed to:

BROCADE COMMUNICATIONS SYSTEMS, INC.          EMC CORPORATION (EMC)
(Brocade "SUPPLIER")

By:_________________                          By:_______________________
Name: Jack Cuthbert                           Name:_____________________
Title: VP Worldwide Sales                     Title:____________________

Date: ____________________________            Date:_____________________

BROCADE COMMUNICATIONS SWITZERLAND SARL.

(Brocade "Supplier")

By: _______________________________

Print Name:  Philippe Bernard
Title:  Director, EMEA Sales & Support
Place:  Geneva, Switzerland
Date: ___________

                            EMC/BROCADE CONFIDENTIAL

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                                    EXHIBIT A

                           PRODUCT AND REPAIR PRICING

PRICING
Model #                            Description                                               Unit Price
-------                            -----------                                               ----------
[*]      16 Port Switch 2Gb, 2 P/S, 16 SWL SFP, [*], Color,
                         Label
                         Software License Keys Enabled:
                         Web Tools , Advanced Zoning
                         SUPPLIER OS Upgrades Included up to 3.X
                                                                                [*]
                                                                                [*]
                                                                                [*]
                                                                                [*]
                                                                                [*]

                                                                                [*]
                                                                                [*]
                                                                                [*]
                                                                                [*]
                                                                                [*]
[*]      SWL SFP 4-pack                                                         [*]
                                                                                [*]
[*]      LWL SFP single                                                         [*]
                                                                                [*]

[*]      SWL SFP single (2Gb universal)                                         [*]
                                                                                [*]
[*]      Power Supply FRU, [*]                                                  [*]

[*]      Fan Assembly                                                           [*]

[*]      Quick loop License Upgrade key                                         [*]
                                                                                [*]

[*]      Extended Fabric License upgrade key                                    [*]
[*]

[*]      Trunking License upgrade key                                           [*]
[*]

[*]      Fabric Watch License upgrade key                                       [*]
[*]

[*]      Advanced Performance Monitor                                           [*]

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EMC/BROCADE CONFIDENTIAL

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
[*]

[*]      EMC Custom Enterprise Bundle: (EF,PM,FW,T)                             [*]
[*]

EMC Unique Products as described in section 7.3.3 (as of January 20, 2003):

[*]

                                   EXHIBIT A1

                           PRODUCT AND REPAIR PRICING

PRICING
Model #                            Description                                               Unit Price
-------                            -----------                                               ----------
[*]      64 Port Switch 2Gb, 4 P/S, 2 CP, 64 SWL SFP
[*]              Software License Keys Enabled:
                          Web Tools, Advanced Zoning
                          Software Maintenance (Note 1)
                          [*] Warranty                                          [*]
                                                                                [*]
[*]      128 Port Switch 2Gb, 4 P/S, 2 CP, 128 SWL SFP
<Superceded with          Software License Keys Enabled:
-0001 above>              Web Tools, Advanced Zoning
                          Software Maintenance (Note 1)
                          [*] Warranty                                          [*]

[*]      SWL SFP single (2Gb universal)                                         [*]
[*]
[*]      Blade w/ Media                                                         [*]
[*]                                                                             [*]
[*]      CP Card                                                                [*]
[*]
[*]      Power Supply                                                           [*]
[*]
[*]      Blower Assembly                                                        [*]
[*]
[*]      WWN Card                                                               [*]
[*]
[*]      PWR Cord NA                                                            [*]
[*]      PWR Cord UK/IRE                                                        [*]
[*]      PWR Cord CONT EU                                                       [*]
[*]      PWR Cord AUS/NZ                                                        [*]
[*]      PWR Cord Other 230v                                                    [*]

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EMC/BROCADE CONFIDENTIAL

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
[*]      Chassis                                                                [*]

[*]      WWN Bezel                                                              [*]
[*]      Chassis Door                                                           [*]
[*]      Port Card Slot Filler                                                  [*]
[*]      Cable Management Tray                                                  [*]
[*]      Trunking License                                                       [*]
[*]
[*]      Extended Fabric License                                                [*]
[*]
[*]      Fabric Watch License                                                   [*]
[*]
[*]      Performance Monitoring License                                         [*]
[*]
[*]      EMC Software Bundle License (EF,PM,FW,T)                               [*]
[*]
[*]

EMC Unique Products as described in section 7.3.3 (as of January 20, 2003):

Note 1. The annual fee for Software Maintenance is [*]. The above price includes the purchase of Software Maintenance for an initial term of [*], commencing on the date of purchase, and [*] renewal for a subsequent [*] term. [*] Thereafter, Software Maintenance may be renewed for additional [*] periods[*] for an annual fee of [*]

                                   EXHIBIT A2

                           PRODUCT AND REPAIR PRICING

PRICING
Model #                            Description                                               Unit Price
-------                            -----------                                               ----------
[*]               32 Port Switch 2Gb, 2 P/S, 16 SWL SFP, [*], Color,
                          Label
                          Software License Keys Enabled:
                          Web Tools , Advanced Zoning
                          Software Maintenance (Note 1)
                                                                                [*]

[*]      SWL SFP 4-pack                                                         [*]

[*]      LWL SFP single                                                         [*]
                                                                                [*]

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EMC/BROCADE CONFIDENTIAL

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
[*]      SWL SFP single (2Gb universal)                                         [*]
                                                                                [*]
[*]      Power Supply FRU, [*]                                                  [*]

[*]      Fan Assembly                                                           [*]

[*]      Quick loop License Upgrade key                                         [*]
                                                                                [*]

[*]      Extended Fabric License upgrade key                                    [*]
[*]
[*]      Trunking License upgrade key                                           [*]
[*]
[*]      Fabric Watch License upgrade key                                       [*]
[*]
[*]      Advanced Performance Monitor                                           [*]
[*]
[*]      EMC Software Bundle License (EF,PM,FW,T)                               [*]
[*]
[*]

Note 1: The annual fee for Software Maintenance is [*]. The above price includes the purchase of Software Maintenance for an initial term of [*], commencing on the date of purchase, and [*] renewal for a subsequent [*] term. [*] Thereafter, Software Maintenance may be renewed for additional [*] periods[*] for an annual fee of [*]

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EMC/BROCADE CONFIDENTIAL

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